UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                  Form N-CSR

            CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                             INVESTMENT COMPANIES

                 Investment Company Act file number: 811-5992

                   JAPAN SMALLER CAPITALIZATION FUND, INC.

          2 World Financial Center, Building B, New York, N.Y. 10281

                     Nomura Asset Management U.S.A. Inc.
          2 World Financial Center, Building B, New York, N.Y. 10281

Registrant's telephone number, including area code: (800) 833-0018

Date of fiscal year end:      February 28

Date of reporting period:     February 28, 2005

ITEM 1. REPORT TO SHAREHOLDERS
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                    JAPAN SMALLER CAPITALIZATION FUND, INC.

                                                                April 25, 2005


To Our Shareholders:

      We present the Annual Report of Japan Smaller Capitalization Fund, Inc. (the "Fund") for the fiscal year ended February 28, 2005.

      The Net Asset Value per share ("NAV") of the Fund increased by 23.3% for the year. The closing market price of the Fund on February 28, 2005, on the New York Stock Exchange was $12.20 representing a premium of 5.3% to the NAV of $11.59. The net assets of the Fund amounted to $183,717,446 on February 28, 2005.

      The Fund's benchmark--the Russell/Nomura Small Cap(TM) Index--increased by 29.2% in United States (U.S.) dollar terms*. The Nikkei JASDAQ Average Index (the "OTC Index"), a price-weighted index of the quotations of OTC registered stocks, increased by 29.4%, and the Index of the Japan Securities Dealers Association Quotation System (the "JASDAQ Index"), a capitalization-weighted index of all Japanese stocks traded over the counter, increased by 34.8%, in U.S. dollar terms, during the same period. The TOPIX, consisting of all companies listed on the First Section of the Tokyo Stock Exchange (the "TSE"), increased by 13.9% and the Nikkei Average Index, a price-weighted index of the 225 leading stocks on the TSE, increased by 11.3% in U.S. dollar terms for the year ended February 28, 2005. The Japanese yen ("Yen") appreciated by 4.5% against the U.S. dollar during the year.

      During the year ended February 28, 2005, the Fund underperformed the Russell/Nomura Small Cap(TM) Index, the OTC Index, and the JASDAQ Index by 5.9%, 6.1%, and 11.5%, respectively. Small capitalization stocks appreciated strongly and outperformed the broad market by a considerable margin over the 12-month review period. The exposure to electronics-related companies detracted from the relative performance in the first half. These stocks under-performed due to the uncertain supply-demand outlook. In the second half of the year, some small capitalization stocks surged higher. These gains came irrespective of company fundamentals, which in many cases indicated poor profitability; but nevertheless many shares were driven higher by speculation surrounding M&A prospects and liquidation values. The Fund believes this to be the principal factor that has caused the portfolio to lag behind the benchmark. Given that stock prices tend to converge towards their fundamental fair value over the medium-to-long term, the Fund expects stock selection to again contribute to the Fund's long-term capital appreciation.

      *Effective August 31, 2004, the Russell/Nomura Small Cap(TM) Index, replaced the Nikkei JASDAQ Average Index as the Fund's benchmark because the manager believes the Russell/Nomura Small Cap(TM) Index is more representative of the securities in which the Fund invests and better represents the Fund's objectives. The Russell/Nomura Small Cap(TM) Index represents approximately 15% of the total market capitalization of the Russell/Nomura Total Market(TM) Index. It measures the performance of the smallest Japanese equity securities in the Russell/Nomura Total Market(TM) Index. Currently there are 1,299 securities in the Russell/Nomura Small Cap(TM) Index.

The Portfolio

      Equity holdings represented 97.5% of the Funds net assets at February 28, 2005. The Fund was diversified into 108 issues, of which 68 were TSE First Section stocks, 11 were TSE Second Section stocks, 23 were JASDAQ stocks and 6 were other smaller capitalization stocks, comprising 62.9%, 10.1%, 19.8% and 4.7%, respectively, of net assets on February 28, 2005.


Market Review:

      The Russell/Nomura Small Cap(TM) Index and the OTC Index achieved substantial gains during the year ended February 28, 2005, of 23.4% and 23.5%, respectively, in local currency terms. Meanwhile, the broad Japanese stock market (TOPIX) appreciated by 8.8% and underperformed smaller capitalization stocks.

      In March and the beginning of April, the overall Japanese stock market was able to extend its rally based on the view that the Japanese economy was on course for a steady expansion. Although some events had a negative impact globally, such as the major terrorist attacks in Spain, favorable domestic macroeconomic data outweighed the negative news. Small capitalization stocks outperformed the broad market by a considerable margin because of their lower sensitivity to many of the international troubles that had overshadowed the main market.

      Consolidation took hold across the entire Japanese stock market through mid-May based on concerns about the possible impact of an eventual interest rate increase from the Federal Reserve. Apprehension over rising oil prices and the regional impact of austerity measures to rein in the breakneck growth of China's economy also undermined investor sentiment. Nevertheless, the Japanese stock market was able to make up for the early losses toward the end of June, helped by favorable macroeconomic figures. The rising U.S. stock market and the easing of crude oil prices provided further support for the broad Japanese stock market.

      In July, the Japanese stock market retreated, erasing most of the gains earned in June as a result of profit-taking activity. This decline extended through to the middle of August due to discouraging April-June real gross domestic product ("GDP") data (preliminary estimates). Disappointing economic data from the U.S., such as real GDP and employment figures, also damaged investor sentiment in Japan.

      Despite a favorable set of Tankan survey results issued right at the beginning of October, the Japanese stock market failed to respond to this positive news. Instead, share prices reacted to a series of macroeconomic announcements that revealed disappointing results. Meanwhile, the impact of rising oil prices, and a slide in the U.S. stock markets through July and August together exacerbated the negative turn in investor sentiment.

      Japanese stock markets weakened for much of the period between October to December amid a succession of disappointing macroeconomic figures and a steep decline in the value of the U.S. dollar against the Yen and other major currencies. However, from the second week of December to the February year-end, the market was able to regain momentum, supported by a pause in the U.S. dollar's decrease and a continued reversal of oil prices. The recent underperformance of Japanese stocks compared with other major markets also allowed relative valuation factors to lend further support.

      During January and February, small capitalization stocks outperformed Japanese large capitalization stocks.

      In January, individual investors became net buyers of Japanese stocks for the first time in six months. Investors seemed to gravitate towards the smaller stocks and this enabled the Russell/Nomura Small Cap(TM) Index to outperform the broad Japanese stock market. Meanwhile, the broad Japanese market traded within a very narrow range throughout the month. Concerns over earnings downgrades, the decline in the U.S. stock market, and another rise in oil prices together put investors in a cautious mood.

      Japanese stocks climbed steadily throughout February and the market broke out of the trading range that had contained it for several months, eventually reaching its highest level since July 2004. Encouraging macroeconomic figures and advances in the U.S. stock market together lent some support to both the large and small capitalization sectors of the Tokyo stock market.

Outlook and Future Strategy

      According to the latest GDP data for the October-December quarter of 2004, down 0.5% on an annualized basis, quarter-on-quarter the Japanese economy is now experiencing a moderate slowdown on a quarterly base comparison. The slowdown is attributable to export weakness, together with stagnant household earnings growth and a recent trend towards inventory adjustment in the technology sector. Consequently, the Fund has revised its real GDP forecast for fiscal year ("FY") 2004 down to 1.6% year-on-year (y-o-y) from the previous 2% estimate. However, this will have no impact on the FY 2005 growth forecast, which remains at 1%.

      For several reasons, the Fund now believes the Japanese economy is about to begin the process of bottoming out. The Organization for Economic Co-Operation and Development leading indicator, which is a strong predictor of Japan's export performance has now leveled off as anticipated, while domestic employment continues to increase and the unemployment rate has declined to a three-year low of 4.5%. Industrial production figures for January were also strong. Taken together, these indicators are consistent with the outlook for a recovery in the second half of the year. Policy changes could be a risk factor however, especially if the government goes ahead with its fiscal consolidation aims involving a full repeal of the tax breaks that were implemented back in 1999. Although the real impact of such a move would be limited in the short-term, the increased tax burden would surely have an impact on consumer sentiment.

      Corporate earnings are expected to grow by 6% or 7% in FY 2005. Although the Fund took the view last month that the Yen could appreciate, the currency has remained steady and is now around the level that Japanese companies assumed in their forecasts. As long as these circumstances persist, Japanese stocks seem likely to remain resilient within a relatively narrow range. The overall market will still need to see signs of an economic recovery and a broad improvement in earnings before it can break out of this range on the upside. Compared with other major markets, Japan has continued to lag behind, but some catch up potential is evident under the right macroeconomic conditions given the market's reasonable valuations.

      The Fund will consider the above market conditions when making stock selection decisions. Meanwhile, the broad emphasis will remain on stocks that can demonstrate relatively steady earnings growth from the long-term perspective.

      We appreciate your continuing support of your Fund.

                                            Sincerely,

                                            [GRAPHIC OMITTED]

                                            Yasushi Suzuki President


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                       SHAREHOLDERS ACCOUNT INFORMATION

      Shareholders whose accounts are held in their own name may contact the Fund's transfer agent, Equiserve Trust Company, N.A. at (800) 426-5523 for information concerning their accounts.
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                              CHANGE IN AUDITORS

      During November 2004, PricewaterhouseCoopers LLP ("PwC") resigned as the independent registered public accountant of the Fund because PwC has been appointed to provide non-audit services to certain affiliates of the Fund's Manager, which could be viewed as inconsistent with auditor independence with respect to the Fund. The resignation of PwC was not the result of any disagreement with management. Based on the recommendation of the Audit Committee of the Fund, the Board of Directors voted to appoint Ernst & Young LLP as the independent registered public accountant for the Fund's fiscal year ended February 28, 2005. During the two most recent fiscal years, PwC's audit reports contained no adverse opinion or disclaimer of opinion; nor were the reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the Fund and PwC on accounting principles, financial statement disclosure, or audit scope, which if not resolved to the satisfaction of PwC would have caused it to make reference to the disagreements in connection with their reports.
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


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                             INDEPENDENT DIRECTOR

      The Fund's Board of Directors has determined that Fund Director, Mr. John F. Wallace, qualifies as a "non-interested" person under the Investment Company Act of 1940. On November 18, 2004, based on the recommendation of the Fund's Nominating Committee, the Board of Directors, including all of the Independent Directors, determined that Mr. Wallace qualifies as an Independent Director of the Fund.
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                                 PROXY VOTING

      A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-833-0018; and (2) on the Securities and Exchange Commission's web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling toll-free 1-800-833-0018; and (2) on the Securities and Exchange Commission's web site at http://www.sec.gov.
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               AVAILABILITY OF QUARTERLY SCHEDULE OF INVESTMENTS

      The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
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                              FUND CERTIFICATION

      In October, 2004, the Fund filed its Chief Executive Officer Certification with the New York Stock Exchange pursuant to Section 303A. 12(a) of the New York Stock Exchange Corporate Governance Listing Standards.

      The Fund's Chief Executive Officer and Chief Financial Officer Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Fund's Form N-CSR and are available on the Securities and Exchange Commission's Web site at http://www.sec.gov.
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                               INTERNET WEBSITE

      Nomura Asset Management U.S.A. Inc. has established an Internet website which highlights its history, investment philosophy and process and products, which include the Fund. The Internet web address is www.nomura.com. We invite you to view the Internet website.
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



                    JAPAN SMALLER CAPITALIZATION FUND, INC.

                     FUND HIGHLIGHTS -- FEBRUARY 28, 2005


KEY STATISTICS
      Net Assets ...........................................        $183,717,446
      Net Asset Value per Share ............................              $11.59
      Closing NYSE Market Price ............................              $12.20
      Percentage Change in Net Asset Value per Share*+ .....               23.3%
      Percentage Change in NYSE Market Price*+ .............               13.1%


MARKET INDICES
      Percentage change in market indices:*
                                                                             YEN             U.S.$
                                                                            ----             -----
      Russell/Nomura Small Cap(TM) Index ...................               23.4%             29.2%
      OTC ..................................................               23.5%             29.4%
      JASDAQ ...............................................               28.8%             34.8%
      TOPIX ................................................                8.8%             13.9%
      Nikkei Average .......................................                6.3%             11.3%

      *From March 1, 2004 through February 28, 2005.
      +Reflects the percentage change in share price.



ASSET ALLOCATION

      Japanese Equities
         TSE First Section Stocks ..........................               62.9%
         TSE Second Section Stocks .........................               10.1%
         JASDAQ Stocks .....................................               19.8%
         Other Smaller Capitalization Stocks ...............                4.7%
      Cash and Cash Equivalents ............................                1.2%
                                                                  ---------------

        Total Investments ..................................               98.7%
      Other Assets less Liabilities, Net ...................                1.3%
                                                                  ---------------
            Net Assets .....................................              100.0%
                                                                  ===============



INDUSTRY DIVERSIFICATION
                                                       % of                                                            % of
                                                    Net Assets                                                      Net Assets
                                                    ----------                                                      ----------
Miscellaneous Manufacturing ......................    13.8          Wholesale ..................................        3.4
Services .........................................    12.1          Real Estate and Warehouse ..................        2.9
Banks and Finance ................................    10.4          Iron and Steel .............................        2.6
Electronics ......................................     9.2          Information and Software ...................        2.3
Retail ...........................................     9.0          Restaurants ................................        1.3
Automotive Equipment and Parts....................     7.6          Electric ...................................        1.1
Machinery and Machine Tools ......................     7.2          Oil and Gas ................................        1.0
Chemicals and Pharmaceuticals ....................     6.2          Telecommunications .........................        0.9
Food Manufacturing ...............................     5.7          Textiles and Apparel .......................        0.8


                  TEN LARGEST EQUITY HOLDINGS BY MARKET VALUE
                                                     Market             % of
Security                                              Value          Net Assets
--------                                              -----          ----------
Hisamitsu Pharmaceutical & Co., Inc ...........    $3,879,810            2.1
C. Uyemura & Co., Ltd .........................     3,743,710            2.0
Dowa Mining Co., Ltd ..........................     3,687,439            2.0
Musashi Seimitsu Industry Co., Ltd ............     3,681,315            2.0
Nissin Steel Co., Ltd .........................     3,557,771            2.0
Meganesuper Co., Ltd ..........................     3,398,233            1.9
Mani, Inc .....................................     3,372,962            1.8
Ricoh Leasing Co., Ltd ........................     3,268,223            1.8
Recrm Research Co., Ltd .......................     3,183,649            1.7
Ushio Inc .....................................     3,103,081            1.7

                    JAPAN SMALLER CAPITALIZATION FUND, INC.

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            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the shareholders and Board of Directors of Japan Smaller Capitalization Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Japan Smaller Capitalization Fund, Inc. (the "Fund"), including the schedule of investments, as of February 28, 2005, and the related statements of operations, changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended February 29, 2004 and the financial highlights for each of the four years in the period then ended were audited by other auditors whose report, dated April 21, 2004, expressed an unqualified opinion on that statement and those financial highlights.

We conducted our audit in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly we express no such opinion. An audit also includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at February 28, 2005, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

                                            Ernst & Young LLP

New York, New York
April 1, 2005
------------------------------------------------------------------------------



                                                    SCHEDULE OF INVESTMENTS*

                                                        FEBRUARY 28, 2005

                                                                                                                           % of
                                                                                                        Market              Net
                                                                    Shares           Cost               Value             Assets
                                                                    ------           ----               -----             ------
EQUITY SECURITIES

Automotive Equipment and Parts
Calsonic Kansei Corporation.........................                 97,000    $      680,596    $         600,585          0.3
   Radiators, mufflers and air conditioning systems
F.C.C. Co., Ltd.....................................                 15,000           508,914              582,259          0.3
   Clutches and facings
Futaba Industrial Co., Ltd..........................                142,200         2,430,899            2,682,222          1.5
   Mufflers and exhaust manifolds
Musashi Seimitsu Industry Co., Ltd                                  130,200         1,225,159            3,681,315          2.0
   Ball joints, camshafts and gears
Nippon Piston Ring Co., Ltd.........................                382,000           734,073              929,966          0.5
   Internal combustion engine parts


                                                See notes to financial statements





                                             JAPAN SMALLER CAPITALIZATION FUND, INC.

                                             SCHEDULE OF INVESTMENTS* -- Continued

                                                        FEBRUARY 28, 2005

                                                                                                                          % of
                                                                                                         Market            Net
                                                                     Shares           Cost               Value           Assets
                                                                     ------           ----               -----           ------
Nissin Kogyo Co., Ltd...............................                 51,000    $    1,134,500    $       1,852,590          1.0
   Brake systems
Nittan Valve Co., Ltd...............................                312,000         1,970,426            2,383,323          1.3
   Engine valves
U-Shin, Ltd.........................................                161,000         1,168,084            1,299,296          0.7
   Door locks                                                                  --------------    -----------------    ---------
Total Automotive Equipment and Parts................                                9,852,651           14,011,556          7.6
                                                                               --------------    -----------------    ---------

Banks and Finance
The Bank of Fukuoka, Ltd............................                300,000         1,538,430            1,817,223          1.0
   Deposits, loans and exchange transactions
The Hiroshima Bank, Ltd.............................                405,000         1,797,490            2,092,251          1.1
   General banking services
The Hyakugo Bank, Ltd...............................                250,000         1,414,555            1,603,010          0.9
   General banking services
IBJ Leasing Company, Limited........................                 97,000         1,625,162            1,855,676          1.0
   Leases general machinery, aircrafts and computer
Kansai Urban Banking Corporation....................                949,000         1,676,640            2,246,638          1.2
   General banking services
Matsui Securities Co., Ltd..........................                 37,000         1,193,066            1,340,490          0.7
   Online investing services
Okasan Holdings, Inc................................                221,000         1,455,508            1,376,815          0.8
   Financial services
Ricoh Leasing Co., Ltd..............................                122,000         2,833,867            3,268,223          1.8
   Credit sales and leasing
Sanyo Shinpan Finance Co., Ltd......................                 45,700         2,525,722            3,096,746          1.7
   Consumer financing
Yamanashi Chuo Bank, Ltd............................                 70,000           406,460              431,399          0.2
   Commercial banking services
                                                                               --------------    -----------------    ---------
Total Banks and Finance.............................                               16,466,900           19,128,471         10.4
                                                                               --------------    -----------------    ---------

Chemicals and Pharmaceuticals
Arisawa Manufacturing Co., Ltd......................                 45,900         1,580,803            1,742,119          1.0
   Glassfibers and insulating resins
Asahi Denka Co., Ltd................................                 35,000           346,539              375,713          0.2
   Resin, insulators and processed fat/oil products
C. Uyemura & Co., Ltd...............................                124,000         2,031,269            3,743,710          2.0
   Chemicals
Hisamistu Pharmaceutical Co., Ltd...................                184,000         3,317,009            3,879,810          2.1
   Pharmaceutical products
Shizuokagas Co., Ltd.+..............................                396,000         1,147,819            1,673,801          0.9
   Natural gas supplier
                                                                               --------------    -----------------    ---------
Total Chemicals and Pharmaceuticals.................                                8,423,439           11,415,153          6.2
                                                                               --------------    -----------------    ---------

                                                See notes to financial statements







                                             JAPAN SMALLER CAPITALIZATION FUND, INC.

                                             SCHEDULE OF INVESTMENTS* -- Continued

                                                        FEBRUARY 28, 2005

                                                                                                                          % of
                                                                                                        Market             Net
                                                                    Shares           Cost               Value            Assets
                                                                    ------           ----               -----            ------
Electric
Mirai Industry Co., Ltd. ...........................                257,300    $    2,521,290    $       1,972,876          1.1
   Plastic molded electric materials
                                                                               --------------    -----------------    ---------
Total Electric......................................                                2,521,290            1,972,876          1.1
                                                                               --------------    -----------------    ---------

Electronics
Chiyoda Integre Co., Ltd. ..........................                129,520         1,595,801            2,824,153          1.5
   Electronic components
Cosel Co., Ltd......................................                 76,500         1,986,521            2,162,985          1.2
   Electrical machinery
Dainippon Screen Mfg. Co., Ltd......................                408,000         1,915,127            2,713,874          1.5
   Electronic components
Fuji Electric Industry Co., Ltd.....................                 32,200           341,183              277,759          0.2
   Electronic parts
Fukuda Denshi Co. ..................................                 24,000           580,773              947,716          0.5
   Medical electronic equipment
Kuroda Electric Co., Ltd............................                121,400           738,396            2,833,268          1.5
   Materials and components
Meiko Electronics Co., Ltd..........................                 78,400         1,940,390            2,231,734          1.2
   Printed circuit boards
Shinko Electric Industries Co., Ltd.................                 44,500         1,162,430            1,569,560          0.9
   Semiconductor packages
Sumisho Electronics Co., Ltd........................                 71,200           923,917              801,840          0.4
   Office systems
Toshiba Tec Corp. ..................................                124,000           510,228              594,240          0.3
   Electronic equipment manufacturing
                                                                               --------------    -----------------    ---------
Total Electronics...................................                               11,694,766           16,957,129          9.2
                                                                               --------------    -----------------    ---------

Food Manufacturing
Arcs Co., Ltd.......................................                 37,928           221,186              498,024          0.3
   Supermarket chain
Ariake Japan Co., Ltd...............................                 50,083         1,021,687            1,197,653          0.6
   Natural seasonings
Kakiyasu Honten Co., Ltd. ..........................                 48,600           412,548              682,873          0.4
   Processed meat products, fresh meats, and side dishes
Nippon Flour Mills Co., Ltd. .......................                247,000         1,112,425            1,212,096          0.7
   Flour and grain
Ozeki Co., Ltd......................................                 84,000         2,650,539            2,415,297          1.3
   Supermarket chain
Plenus Co., Ltd.....................................                 91,160         2,508,952            2,616,804          1.4
   Japanese lunch-boxes
Q'sai Co., Ltd. ....................................                 56,000           344,872              523,851          0.3
   Frozen and processed foods and juice drinks


                                                See notes to financial statements





                                             JAPAN SMALLER CAPITALIZATION FUND, INC.

                                             SCHEDULE OF INVESTMENTS* -- Continued

                                                        FEBRUARY 28, 2005

                                                                                                                          % of
                                                                                                         Market            Net
                                                                    Shares            Cost               Value           Assets
                                                                    ------            ----               -----           ------
Sansei Foods Co., Ltd...............................                 56,700    $    1,186,202    $       1,296,109          0.7
   Candy products
                                                                               --------------    -----------------    ---------
Total Food Manufacturing............................                                9,458,411           10,442,707          5.7
                                                                               --------------    -----------------    ---------

Information and Software
Argo Graphics Inc...................................                 74,500           961,158            2,420,616          1.3
   Computer aided design software
Kyowa Expo Corporation..............................                199,000         1,692,735            1,777,620          1.0
   Designs, constructs, maintains communication
      and electrical facilities
                                                                               --------------    -----------------    ---------
Total Information and Software......................                                2,653,893            4,198,236          2.3
                                                                               --------------    -----------------    ---------

Iron and Steel
Mitsubishi Steel Mfg. Co., Ltd. ....................                660,000           942,060            1,151,292          0.6
   Steel producers
Nisshin Steel Co., Ltd..............................              1,280,000         2,762,378            3,557,771          2.0
   Steel producers
                                                                               --------------    -----------------    ---------
Total Iron and Steel................................                                3,704,438            4,709,063          2.6
                                                                               --------------    -----------------    ---------

Machinery and Machine Tools
CKD Corporation.....................................                 75,000           429,945              549,192          0.2
   Pneumatic equipment and control devices
Hitachi Construction Machinery Co., Ltd.............                154,000         1,872,105            2,250,923          1.2
   Construction machinery
Makino Milling Machine Co., Ltd. ...................                232,000         1,259,864            1,403,096          0.8
   Industrial machinery
Nachi-Fujikoshi Corp. ..............................                750,000         2,163,291            2,659,702          1.4
   Machine tools
Organo Corporation..................................                 57,000           303,728              289,548          0.2
   Water treatment equipment
Shimadzu Corporation................................                378,000         2,011,779            2,481,718          1.4
   Precison tools and equipment
Tsubaki Nakashima Co., Ltd..........................                141,500         1,755,612            1,912,254          1.0
   Bearing balls, blowers and precision ball screws
Yamazen Corporation.................................                505,000         1,541,458            1,776,345          1.0
   Machinery and tools
                                                                               --------------    -----------------    ---------
Total Machinery and Machine Tools...................                               11,337,782           13,322,778          7.2
                                                                               --------------    -----------------    ---------

Miscellaneous Manufacturing
Central Glass Co., Ltd. ............................                200,000         1,075,656            1,324,579          0.7
   Glass products
Daio Paper Corporation..............................                 90,000           886,901              787,559          0.4
   Paper, pulp, and paperboard


                                                See notes to financial statements






                                             JAPAN SMALLER CAPITALIZATION FUND, INC.

                                             SCHEDULE OF INVESTMENTS* -- Continued

                                                        FEBRUARY 28, 2005

                                                                                                                           % of
                                                                                                         Market             Net
                                                                    Shares            Cost               Value            Assets
                                                                    ------            ----               -----            ------
Dowa Mining Co., Ltd................................                499,000    $    3,153,372    $     $ 3,687,439          2.0
   Produces various metal-related products
Dynic Corporation+..................................                194,000           629,387              728,883          0.4
   Bookbinding cloth
JSP Corporation.....................................                 57,200           634,406              734,085          0.4
   Polystyrene products
Kansai Paint Co., Ltd. .............................                412,000         2,564,442            2,566,732          1.4
   Wide range of paints
Kitagawa Industries Co., Ltd. ......................                 26,400           380,394              455,456          0.3
   Metal products and fasteners
Mani, Inc...........................................                 79,800         1,378,387            3,372,962          1.8
   Medical goods and equipment
Mizuno Corporation..................................                184,000           670,619              846,504          0.5
   Sporting goods
Nichiha Corporation.................................                 22,600           191,147              340,944          0.2
   Ceramic exterior walls and fiber boards
Nippon Kodoshi Corp.................................                188,000         2,839,396            1,616,294          0.9
   Paper for electric insulation
Riso Kagaku Corporation.............................                 34,600         1,343,087            1,442,565          0.7
   Printing and copying machines
Sanei-International Co., Ltd. ......................                 44,000         1,597,898            1,248,287          0.7
   Fashion apparel
Secom Techno Service Co., Ltd.......................                 34,000           911,961            1,303,494          0.7
   Security systems, provides maintenance service
SK Kaken Co., Ltd. .................................                 54,500         1,291,387            1,849,140          1.0
   Paints
Ushio Inc...........................................                152,000         2,707,890            3,103,081          1.7
   Lamps and optical equipment
                                                                               --------------    -----------------    ---------
Total Miscellaneous Manufacturing...................                               22,256,330           25,408,004         13.8
                                                                               --------------    -----------------    ---------

Oil and Gas
Cosmo Oil Company, Ltd.. ...........................                547,000         1,609,652            1,840,197          1.0
                                                                               --------------    -----------------    ---------
   Domestic crude oil refiner

Real Estate and Warehouse
Daibiru Corporation.................................                267,000         1,883,922            2,077,960          1.2
   Leases office buildings, apartments and hotels
Recrm Research Co., Ltd.............................                  2,001         2,710,362            3,183,649          1.7
   Building management
                                                                               --------------    -----------------    ---------
Total Real Estate and Warehouse.....................                                4,594,284            5,261,609          2.9
                                                                               --------------    -----------------    ---------

Restaurants
Saint Marc Co., Ltd. ...............................                 49,100         1,652,643            2,103,580          1.2
   Restaurants and bakery shop chain

                                                See notes to financial statements





                                             JAPAN SMALLER CAPITALIZATION FUND, INC.

                                             SCHEDULE OF INVESTMENTS* -- Continued

                                                        FEBRUARY 28, 2005

                                                                                                                        % of
                                                                                                         Market          Net
                                                                    Shares            Cost               Value          Assets
                                                                    ------            ----               -----          ------
Y's Table Corporation +.............................                     62    $      276,038    $         250,769          0.1
   Operates a variety of restaurants
                                                                               --------------    -----------------    ---------
Total Restaurants...................................                                1,928,681            2,354,349          1.3
                                                                               --------------    -----------------    ---------

Retail
Cawachi Limited.....................................                 46,300         1,377,127            2,081,248          1.0
   Drug store chain
Kitamura Co., Ltd...................................                109,200           915,588            1,067,561          0.6
   Household electric products
Meganesuper Co., Ltd. ..............................                182,760         2,597,236            3,398,231          1.9
   Eye glasses chain
Ryohin Keikaku Co., Ltd.............................                 52,500         2,679,180            2,737,336          1.5
   Knitwears, food and household items
Seijo Corporation...................................                 81,700         1,310,115            1,448,651          0.8
   Chain drug store
Shimachu Co., Ltd. .................................                 59,000         1,464,576            1,439,162          0.8
   Furniture and home goods
USS Co., Ltd. ......................................                  3,990            95,333              313,586          0.2
   Automobile auction
Village Vanguard Co., Ltd.+.........................                    229         1,751,520            2,304,596          1.2
   Books, cd's, videos and office supplies
Xebio Co., Ltd......................................                 60,400         1,664,697            1,771,448          1.0
   Sporting goods
                                                                               --------------    -----------------    ---------
Total Retail........................................                               13,855,372           16,561,819          9.0
                                                                               --------------    -----------------    ---------

Services
Alps Logistics Co., Ltd.............................                 89,000           625,430            2,111,228          1.2
   Transportation
Daiwa Logistics Co., Ltd. ..........................                 31,000           234,815              264,437          0.1
   Transports housing materials and building steel frames
Fullcast Co., Ltd...................................                    848           870,164            2,145,704          1.2
   Human resources
Hitachi Transport System, Ltd.......................                 98,000           739,446              924,254          0.5
   Freight truck and marine transportation
Maeda Road Construction Co., Ltd....................                118,000           837,722              962,457          0.5
   Constructs highways, runways, and harbor facilities
Nissin Healthcare Food Service Co., Ltd.............                 21,100           251,266              354,919          0.2
   Nursing home caterer
Obayashi Corporation................................                322,000         1,622,900            2,046,159          1.1
   General contractor
Okinawa Cellular Telephone Company..................                    385         1,783,218            1,605,166          0.9
   Cellular and car phone services
Sumikin Bussan Corp.................................                500,000         1,241,471            1,313,078          0.7
   General trading firm

                                                See notes to financial statements





                                             JAPAN SMALLER CAPITALIZATION FUND, INC.

                                             SCHEDULE OF INVESTMENTS* -- Continued

                                                        FEBRUARY 28, 2005

                                                                                                                          % of
                                                                                                         Market            Net
                                                                     Shares           Cost               Value           Assets
                                                                     ------           ----               -----           ------
Sumisho Auto Leasing Corporation....................                 28,400    $    1,075,773    $       1,238,511          0.7
   Auto leasing and maintenance
TIS Inc.............................................                 42,200         1,475,153            1,783,697          1.0
   Integrated system service
TKC Corporation.....................................                 16,100           265,018              284,394          0.1
   Consulting services
Toei Animation Co., Ltd.............................                 30,300         1,542,853            1,283,615          0.7
   Animated cartoon movies production
Tohokushinsha Film Corporation......................                 79,800         1,254,729            2,030,661          1.1
   Produces tv programs, movies and commercial films
Watabe Wedding Corporation..........................                 77,500         1,918,531            1,641,587          0.9
   Wedding services
Yusen Air & Sea Service Co., Ltd....................                 54,600         1,731,103            2,239,785          1.2
   Domestic and international air freight forwarding
                                                                               --------------    -----------------    ---------
Total Services......................................                               17,469,592           22,229,652         12.1
                                                                               --------------    -----------------    ---------

Telecommunications
Daimei Telecom Engineering Corp.....................                187,000         1,583,474            1,613,073          0.9
   Telecommunication wire installations
                                                                               --------------    -----------------    ---------
Total Telecommunications............................                                1,583,474            1,613,073          0.9
                                                                               --------------    -----------------    ---------

Textiles and Apparel
Workman Co., Ltd....................................                 68,000         1,229,140            1,456,654          0.8
   Uniforms
                                                                               --------------    -----------------    ---------
Total Textiles and Apparel..........................                                1,229,140            1,456,654          0.8
                                                                               --------------    -----------------    ---------

Wholesale
Kondotec, Inc.......................................                205,500         1,400,365            1,867,197          1.0
   Construction materials
Nippon Care Supply Co., Ltd.........................                    206           833,190              852,945          0.5
   Medical equipment
Takihyo Co., Ltd....................................                245,000         1,435,607            1,420,664          0.8
   Apparel, accessories and interior products
Toba, Inc...........................................                 15,000           142,260              273,877          0.2
   Trading company for control systems
Toshin Denki Co., Ltd...............................                 62,600           789,850            1,169,981          0.6
   Lighting equipment and electrical engineering materials
Trusco Nakayama Corporation.........................                 34,700           558,065              598,316          0.3
   Industrial machinery
                                                                               --------------    -----------------    ---------
Total Wholesale.....................................                                5,159,337            6,182,980          3.4
                                                                               --------------    -----------------    ---------

TOTAL INVESTMENTS IN EQUITY SECURITIES..............                              145,799,432          179,066,306         97.5
                                                                               --------------    -----------------    ---------

                                                See notes to financial statements





                                             JAPAN SMALLER CAPITALIZATION FUND, INC.

                                             SCHEDULE OF INVESTMENTS* -- Continued

                                                        FEBRUARY 28, 2005

                                                                                                                        % of
                                                           Principal                                    Market           Net
                                                             Amount                  Cost               Value           Assets
                                                             ------                  ----               -----           ------
INVESTMENTS IN FOREIGN CURRENCY
Hong Kong Shanghai Bank-Tokyo
      Non-interest bearing account..................     JPY238,416,996        $    2,273,934    $       2,285,110          1.2
                                                                               --------------    -----------------    ---------
TOTAL INVESTMENTS IN FOREIGN CURRENCY...............                                2,273,934            2,285,110          1.2
                                                                               --------------    -----------------    ---------
TOTAL INVESTMENTS...................................                           $  148,073,366          181,351,416         98.7
                                                                               --------------    -----------------    ---------
OTHER ASSETS LESS LIABILITIES, NET..................                                                     2,366,030          1.3
                                                                                                 -----------------    ---------
NET ASSETS..........................................                                             $     183,717,446        100.0
                                                                                                 -----------------    ---------

* The description following each investment is unaudited and not covered by the Report of Independent Registered Public Accounting Firm.
+ Non-income producing security.

                               Portfolio securities and foreign currency holdings were translated at the following exchange rate as of February 28, 2005.

                                         Japanese Yen      JPY         (Y) 104.34 = $1.00



                                       JAPAN SMALLER CAPITALIZATION FUND, INC.

                                         STATEMENT OF ASSETS AND LIABILITIES

                                                  FEBRUARY 28, 2005

ASSETS:

Investments in securities, at market value (cost--$145,799,432)...............                 $       179,066,306
Investments in foreign currency, at market value (cost--$2,273,934)...........                           2,285,110
Receivable for investments sold..............................................                            5,364,517
Receivable for dividends and interest, net of withholding taxes..............                              119,022
Cash or cash equivalents.....................................................                                4,842
                                                                                               --------------------
      Total Assets...........................................................                          186,839,797
                                                                                               --------------------



LIABILITIES:

Payable for investments purchased............................................                            2,738,982
Accrued management fee.......................................................                              129,133
Other accrued expenses.......................................................                              254,236
                                                                                               --------------------
      Total Liabilities......................................................                            3,122,351
                                                                                               --------------------



NET ASSETS:

Capital stock (par value of 15,846,384 shares of capital stock outstanding, authorized
   100,000,000, par value $0.10 each)........................................                            1,584,638
Paid-in capital..............................................................                          166,191,275
Accumulated net realized loss on investments and foreign currency transactions                        (17,359,231)
Unrealized net appreciation on investments and foreign exchange..............                           33,300,764
                                                                                               --------------------
      Net Assets.............................................................                 $        183,717,446
                                                                                               --------------------
Net asset value per share....................................................                               $11.59
                                                                                                            =======



                                          See notes to financial statements


                                             JAPAN SMALLER CAPITALIZATION FUND, INC.

                                                     STATEMENT OF OPERATIONS

                                               FOR THE YEAR ENDED FEBRUARY 28, 2005

INCOME:

Dividend income (less $122,105 withholding taxes)............................                 $   1,660,845
Interest income..............................................................                         5,908
                                                                                              -------------
      Total Income...........................................................                                 $        1,666,753
                                                                                                              ------------------

EXPENSES:

Management fee...............................................................                     1,680,234
Custodian fees...............................................................                       337,475
Legal fees...................................................................                       308,197
Directors' fees and expenses.................................................                        90,400
Auditing and tax reporting fees..............................................                        78,281
Shareholder reports..........................................................                        45,987
Annual meeting expenses......................................................                        35,543
Registration fees............................................................                        29,097
Transfer agency fees.........................................................                        21,715
Miscellaneous fees...........................................................                         9,855
Insurance fees...............................................................                         5,976
                                                                                              -------------
      Total Expenses.........................................................                                          2,642,760
                                                                                                              ------------------
INVESTMENT LOSS--NET..........................................................                                          (976,007)
                                                                                                              ------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Realized gain (loss) on investments and foreign currency transactions:
Net realized gain on investments.............................................                                         21,234,835
Net realized gain on foreign exchange........................................                                            110,168
                                                                                                              ------------------
Net realized gain on investments and foreign exchange........................                                         21,345,003
Change in net unrealized appreciation (depreciation) on translation of foreign currency
   and other assets and liabilities denominated in foreign currency..........                                          (208,841)
Change in net unrealized appreciation (depreciation) on investments..........                                         14,545,414
                                                                                                              ------------------
Net realized and unrealized gain on investments and foreign exchange.........                                         35,681,576
                                                                                                              ------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.........................                                 $       34,705,569
                                                                                                              ==================



                                          See notes to financial statements


                                              JAPAN SMALLER CAPITALIZATION FUND, INC.

                                                STATEMENT OF CHANGES IN NET ASSETS

                                                                                                     For the Year Ended
                                                                                      February 28, 2005          February 29, 2004
                                                                                      -----------------          -----------------
FROM INVESTMENT ACTIVITIES:
   Net investment income (loss)..............................................        $        ( 976,007)        $        ( 499,221)
   Net realized gain (loss) on investments...................................                 21,234,834                (5,808,231)
   Net realized gain (loss) on foreign exchange..............................                    110,168                (1,558,350)
   Change in net unrealized appreciation (depreciation) on investments
      and foreign exchange...................................................                 14,336,574                 65,948,080
                                                                                     -------------------        -------------------
   Net Increase in net assets resulting from operations......................                 34,705,569                 58,082,278
                                                                                     -------------------        -------------------



NET ASSETS:
   Beginning of year.........................................................                149,011,877                 90,929,599
                                                                                     -------------------        -------------------
   End of year...............................................................        $       183,717,446        $       149,011,877
                                                                                     ===================        ===================






                                                 See notes to financial statements


                    JAPAN SMALLER CAPITALIZATION FUND, INC.

                         NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

      Japan Smaller Capitalization Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund was incorporated in Maryland on January 25, 1990 and investment operations commenced on March 21,1990. The following is a summary of significant accounting policies followed by the Fund. In the opinion of management, all material adjustments, consisting of normal recurring adjustments, considered necessary for a fair presentation have been included.

      (a) Valuation of Securities--Investments traded in the over-the-counter market are valued at the last reported sales price as of the close of business on the day the securities are being valued or, if none is available, at the mean of the bid and offer price at the close of business on such day or, if none is available, the last reported sales price. Portfolio securities which are traded on stock exchanges are valued at the last sales price on the principal market on which securities are traded or lacking any sales, at the last available bid price. Short-term debt securities which mature in 60 days or less are valued at amortized cost if their original maturity at the date of purchase was 60 days or less, or by amortizing their value on the 61st day prior to maturity if their term to maturity at the date of purchase exceeded 60 days. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

      (b) Foreign Currency Transactions -- Transactions denominated in Japanese Yen are recorded in the Fund's records at the current prevailing rate at the time of the transaction. Asset and liability accounts that are denominated in Yen are adjusted to reflect the current exchange rate at the end of the year. Transaction gains or losses resulting from changes in the exchange rate during the reporting period or upon settlement of foreign currency transactions are included in operations for the current period.

      The net assets of the Fund are presented at the exchange rate and market values at the end of the year. The Fund does not isolate that portion of the change in unrealized appreciation (depreciation) included in the statement of operations arising as a result of changes in Japanese Yen rates at February 28, 2005 on investments and other assets and liabilities. Net realized foreign exchange gains or losses includes gains or losses arising from sales of portfolio securities, sales and maturities of short-term securities, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid.

      (c) Security Transactions, Investment Income and Distributions to Shareholders--Security transactions are accounted for on the trade date. Dividend income and distributions are recorded on the exdividend date and interest income is recorded on the accrual basis. Realized gains and losses on the sale of investments are calculated on the identified cost basis.

      Distributions from net investment income and net realized gains are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. To the extent these "book/tax" differences are permanent in nature (i.e., that they result from other than timing of recognition--"temporary"), such accounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net realized gains for fi-

                    JAPAN SMALLER CAPITALIZATION FUND, INC.

nancial reporting purposes, but not for tax purposes, are reported as distributions in excess of net realized gains.

      (d) Income Taxes -- A provision for United States income taxes has not been made since it is the intention of the Fund to qualify as a regulated investment company under the Internal Revenue Code and to distribute within the allowable time limit all taxable income to its shareholders.

      Under Japanese tax laws, a withholding tax is imposed on dividends at a rate of 7% (7% effective 1/1/04 to 3/31/08) and on interest at a rate of 10% and such withholding taxes are reflected as a reduction of the related revenue. There is no withholding tax on realized gains.

      (e) Capital Account Reclassification -- For the year ended February 28, 2005, the Fund's accumulated net realized loss was increased by $110,168 and paid in capital was decreased by $865,839, with an offsetting decrease in accumulated net investment loss of $976,007. This adjustment was primarily the result of the reclassification of foreign currency gains and the net operating loss.

      (f) Use of Estimates in Financial Statement Preparation -- The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

      (g) Concentration of Risk -- A significant portion ofthe Fund's net assets consists of Japanese securities which involve certain considerations and risks not typically associated with investments in the United States. In addition to the smaller size, and greater volatility, there is often substantially less publicly available information about Japanese issuers than there is about U.S. issuers. Future economic and political developments in Japan could adversely affect the value of securities in which the Fund is invested. Further, the Fund may be exposed to currency devaluation and other exchange rate fluctuations.

      (h) Indemnifications--Under the Fund's organizational documents its officers and directors are indemnified against certain liabilities arising from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

2. Management Agreement and
Transactions With Affiliated Persons

      Nomura Asset Management U.S.A. Inc. (the "Manager") acts as the manager of the Fund pursuant to a management agreement. Under the agreement, the Manager provides all office space, facilities and personnel necessary to perform its duties. Pursuant to such management agreement, the Manager has retained its parent company, Nomura Asset Management Co., Ltd. (the "Investment Adviser"), to act as investment adviser for the Fund.

      As compensation for its services to the Fund, the Manager receives a monthly fee at the annual rate of 1.10% of the value of the Fund's average weekly net assets not in excess of $50 million, 1.00% of the Fund's average weekly net assets in excess of $50 million but not exceeding $100 million, ..90% of the Fund's average weekly net assets in excess of $100 million but not exceeding $175 million, and .80% of the Fund's average weekly net assets in excess of

                    JAPAN SMALLER CAPITALIZATION FUND, INC.

$175 million. For services performed under the Investment Advisory Agreement, the Investment Adviser receives a monthly fee from the Manager at the annual rate of .50% of the Fund's average weekly net assets not in excess of $50 million, .45% of the Fund's average weekly net assets in excess of $50 million but not in excess of $100 million, .40% of the Fund's average weekly net assets in excess of $100 million but not exceeding $175 million, and .35% of the Fund's average weekly net assets in excess of $175 million. Under the Management Agreement, the Fund accrued fees to the Manager of $1,680,234 for the year ended February 28, 2005. Under the Investment Advisory Agreement, the Manager informed the Fund that the Investment Adviser earned fees of $753,257 for the year ended February 28, 2005. At February 28, 2005, the fee payable to the Manager, by the Fund, was $129,133.

      Certain officers and/or directors of the Fund are officers and/or directors of the Manager. Affiliates of Nomura Holdings, Inc. (the Manager's indirect parent) earned no commissions on the execution of portfolio security transactions for the year ended February 28, 2005. The Fund pays each Director not affiliated with the Manager an annual fee of $10,000 plus $1,000 per meeting attended, together with such Director's actual expenses related to attendance at meetings. Such fees and expenses for unaffiliated Directors aggregated $90,400 for the year ended February 28, 2005.

3. Purchases and Sales of Investments

      Purchases and sales of investments, exclusive of investments in foreign currencies and short-term securities, for the year ended February 28, 2005 were $144,988,182 and $148,168,188, respectively.

      As of February 28, 2005, net unrealized appreciation on investments, exclusive of investments in foreign currency and short-term securities, for Federal income tax purposes was $33,266,874 of which $36,860,830 related to appreciated securities and $3,593,956 related to depreciated securities. The aggregate cost of investments, exclusive of investments in foreign currencies of $2,273,934, at February 28, 2005 for Federal income tax purposes was $145,799,432. The Fund has a capital loss carryforward as of February 28, 2005 of approximately $17,359,231, of which $1,448,965 expires February 28, 2010, $6,143,866 which expires February 28, 2011 and $9,766,401 which expires February 29, 2012. During the current fiscal year, the Fund utilized $21,234,835 of capital loss carryforwards to offset current year gains.



                                     JAPAN SMALLER CAPITALIZATION FUND, INC.

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for a share of common stock outstanding throughout the year.

                                                                       For the Year Ended
                                                              --------------------------------------
                                                                 February 28,       February 29,
                                                                 ------------       ------------
                                                                     2005               2004
                                                                     ----               ----
Net asset value, beginning of year..................                    $9.40              $5.74
  Net investment loss *.............................                   (0.06)             (0.03)
  Net realized and unrealized gain (loss)
    on investments and foreign currency.............                     2.25               3.69
                                                                         ----               ----
  Total from investment operations..................                     2.19               3.66
Distributions to shareholders from:
  Net realized capital gains........................                        -                  -
  Net investment income.............................                        -                  -
                                                                        -----              -----
Total distributions.................................                     0.00               0.00
Net asset value, end of year........................                   $11.59              $9.40
                                                                        =====              =====
Market value, end of year...........................                   $12.20             $10.79
Total investment return+............................                    13.1%              69.1%
Ratio to average net assets/supplemental data:
  Net assets, end of period (in 000)................                 $183,717           $149,012
  Operating expenses................................                    1.54%              1.47%
  Net investment loss...............................                  (0.57%)            (0.41%)
  Portfolio turnover................................                      86%                28%


                                                                             For the Year Ended
                                                              -------------------------------------------------
                                                                                February 28,
                                                              -------------------------------------------------
                                                                     2003             2002           2001
                                                                     ----             ----           ----
Net asset value, beginning of year..................                    $5.86          $7.59         $16.39
  Net investment loss *.............................                   (0.05)         (0.06)         (0.09)
  Net realized and unrealized gain (loss)
    on investments and foreign currency.............                   (0.07)         (1.59)         (7.89)
                                                                       -----          -----          ------
  Total from investment operations..................                   (0.12)         (1.65)         (7.98)
Distributions to shareholders from:
  Net realized capital gains........................                        -         (0.08)         (0.82)
  Net investment income.............................                        -              -              -
                                                                        -----          -----          -----
Total distributions.................................                   (0.00)         (0.08)         (0.82)
Net asset value, end of year........................                    $5.74          $5.86          $7.59
                                                                        =====      =========      =========
Market value, end of year...........................                    $6.38          $5.53          $6.89
Total investment return+............................                    15.4%        (18.6%)        (31.1%)
Ratio to average net assets/supplemental data:
  Net assets, end of period (in 000)................                  $90,930        $92,815       $120,275
  Operating expenses................................                    1.63%          1.58%          1.33%
  Net investment loss...............................                  (0.75%)        (0.84%)        (0.76%)
  Portfolio turnover................................                      28%            38%            78%


+ Based on market value per share, adjusted for reinvestment of income dividends and long term capital gain distributions, and capital share transactions. Total return does not reflect sales commissions.
* Based on average shares outstanding.

                    JAPAN SMALLER CAPITALIZATION FUND, INC.

               Supplemental Shareholder Information (Unaudited)

      The 2004 Annual Meeting of the Shareholders of the Fund was held at the Fund's offices, Two World Financial Center, Building B, New York, N.Y. on August 18, 2004. The purpose of the meeting was to elect two Directors to serve as Class I Directors, each to serve for a term to expire in 2007; to ratify the appointment of PricewaterhouseCoopers LLP as the Fund's independent registered public accounting firm for the fiscal year ending February 28, 2005; to amend the Fund's principal investment policy concerning investment in smaller capitalization companies in Japan; and to transact such other business as may properly come before the Meeting or any adjournment thereof.

      The balance of the Fund's current Directors consists of two Class II Directors, Yasushi Suzuki and Chor Weng Tan, and two Class III Directors, William K. Grollman and Arthur R. Taylor, none of whom was a nominee for election at the Annual Meeting and all of whom continued in office after the Meeting.

      At the Meeting, the following persons were elected by the shareholders to serve as Class I Directors of the Fund: William G. Barker, Jr., and John F. Wallace. PricewaterhouseCoopers LLP was ratified as the Fund's independent registered public accounting firm and the Fund's principal investment policy was amended.

The results of the voting at the Annual Meeting are as follows:

1. To elect the Fund's Class I Directors:


                                                                            % of                                          % of
                                                    Shares Voted        outstanding            Shares Voted           outstanding
                                                        For                Shares           Withhold Authority           Shares
                                                   -----------------   -------------       --------------------      -------------

  William G. Barker, Jr  .......................         12,199,313         77.0                  78,077                  0.5
  John F. Wallace...............................         12,212,819         77.1                  64,571                  0.4


2. To ratify the appointment of PricewaterhouseCoopers LLP as the Fund's independent registered public accounting firm for the fiscal year ending February 28, 2005.

        FOR                      12,192,584.0670
        AGAINST                      23,722.3710
        ABSTAIN                      61,084.0000


2. To amend the Fund's principal investment policy concerning investment in smaller capitalization companies in Japan.

        FOR                      10,778,229.1010
        AGAINST                   1,419,752.5160
        ABSTAIN                      79,408.8210


                                              JAPAN SMALLER CAPITALIZATION FUND, INC.

                                   INFORMATION PERTAINING TO THE BOARD OF DIRECTORS (Unaudited)

Certain biographical and other information relating to the Director who is an "interested person," as defined in the Investment
Company Act of 1940 ("Investment Company Act"), of the Fund is set forth below:


                                                                 Term of
                                          Position(s)           Office and
        Name, Address and Age            Held with the          Length of               Principal Occupation(s)
             of Director                      Fund             Time Served*              During Past Five Years
------------------------------         ----------------- -------------------- -----------------------------------
Yasushi Suzuki (51)***                     President       President            President of the Fund since May
Two World Financial                       and Class II     and Director         2003; President and Director of
Center, Building B                          Director       since 2003           Nomura Asset Management U.S.A.
New York, New York                                                              Inc. ("NAM-U.S.A.") since May
10281                                                                           2003; Management Executive of
                                                                                Nomura Asset Management Co.,
                                                                                Ltd. ("NAM") from 1999 to April
                                                                                2003.


                                                                   Other
                                            Number of             Public
                                          Funds in the         Directorships
        Name, Address and Age              Fund Complex         Held by the
             of Director                    Overseen**           Director
------------------------------       --------------------   ------------------
Yasushi Suzuki (51)***                2 registered                 None
Two World Financial                   investment
Center, Building B                    companies
New York, New York                    consisting of
10281                                 2 portfolios



----------------

  * Each Director serves for a three year term. Class II Directors serve until the 2005 annual shareholders meeting.
 **   In addition to the Fund, the "Fund Complex" includes Korea Equity Fund,
      Inc.
*** Mr. Suzuki is a director and President of Korea Equitty Fund, Inc. for which NAM-U.S.A. acts as manager and for which NAM acts as investment adviser. Mr. Suzuki is an "interested person," as defined in the Investment Company Act, of the Fund based on his positions as President of the Fund, and as President and Director of NAM-U.S.A. and former Management Executive, Senior Officer and Director of NAM.


                                              JAPAN SMALLER CAPITALIZATION FUND, INC.

                             INFORMATION PERTAINING TO THE BOARD OF DIRECTORS (Continued) (Unaudited)

Certain biographical and other information relating to each Director who is not an "interested person," as defined in the
Investment Company Act of 1940 ("Investment Company Act"), of the Fund is set forth below:


                                                                 Term of
                                          Position(s)           Office and
        Name, Address and Age            Held with the          Length of               Principal Occupation(s)
             of Director                      Fund             Time Served               During Past Five Years
------------------------------         ----------------- -------------------- -----------------------------------
William G. Barker, Jr. (72)                 Class I        Director             Retired.
111 Parsonage Road                          Director       since 1993
Greenwich, Connecticut
06830


William K. Grollman (62)                   Class III       Director             President since 1981 and co-
SmartPros Ltd.                              Director       since 2004           founder of SmartPros Ltd.
12 Skyline Drive                                                                (continuing education profes-
Hawthorne, New York                                                             sional); former Partner and
10532                                                                           National Director of BDO Seid-
                                                                                man accounting firm.

Chor Weng Tan (68)                          Class II       Director             Retired since 2004; Managing Di-
76 Echo Bay Drive                           Director       since 1993           rector for Education, The
New Rochelle,                                                                   American Society of Mechanical
New York 10805                                                                  Engineers from 1991 to 2004.


Arthur R. Taylor (69)                      Class III       Director             Retired since 2002; President of
3731 Devonshire Road                        Director       since 1993           Muhlenberg College from 1992 to
Allentown, Pennsylvania                                                         2002.
18103


John F. Wallace (76)***                     Class I        Director             Retired since 2000; Vice Presi-
17 Rhoda Street                             Director       since 1993           dent of the Fund from 1997 to
West Hempstead,                                                                 2000 and Secretary and Treasurer
New York 11552                                                                  of the Fund from 1993 to 1997;
                                                                                Senior Vice President of NAM-
                                                                                U.S.A. from 1981 to 2000,
                                                                                Secretary from 1976 to 2000,
                                                                                Treasurer from 1984 to 2000 and
                                                                                Director from 1986 to 2000.


                                                                      Other
                                               Number of             Public
                                             Funds in the         Directorships
        Name, Address and Age                 Fund Complex         Held by the
             of Director                       Overseen**           Director
------------------------------         ---------------------   ------------------
William G. Barker, Jr. (72)              2 registered                 None
111 Parsonage Road                       investment
Greenwich, Connecticut                   companies
06830                                    consisting of
                                         2 portfolios

William K. Grollman (62)                 2 registered               SmartPros
SmartPros Ltd.                           investment                   Ltd.
12 Skyline Drive                         companies
Hawthorne, New York                      consisting of
10532                                    2 portfolios


Chor Weng Tan (68)                       2 registered                 None
76 Echo Bay Drive                        investment
New Rochelle,                            companies
New York 10805                           consisting of
                                         2 portfolios

Arthur R. Taylor (69)                    2 registered                 None
3731 Devonshire Road                     investment
Allentown, Pennsylvania                  companies
18103                                    consisting of
                                         2 portfolios

John F. Wallace (76)***                  2 registered                 None
17 Rhoda Street                          investment
West Hempstead,                          companies
New York 11552                           consisting of
                                         2 portfolios


---------
* Each Director serves for a three year term. Class I Directors serve until the 2007 annual shareholders meeting. Class II Directors serve until the 2005 annual shareholders meeting. Class III Directors serve until the 2006 annual shareholders meeting.
** In addition to the Fund, the "Fund Complex" includes Korea Equity Fund, Inc. Each Director is a director of Korea Equity Fund, Inc. for which NAM-U.S.A. acts as manager and NAM acts as investment adviser, and each is a member of the Audit and Nominating Committees of Korea Equity Fund, Inc. and a member of the Audit and Nominating Committees of the Fund.
***   Mr. Wallace became a non-interested Director on November 18, 2004.


                                              JAPAN SMALLER CAPITALIZATION FUND, INC.

                                  INFORMATION PERTAINING TO THE OFFICERS OF THE FUND (Unaudited)

Certain biographical and other information relating to the officers of the Fund is set forth below:

        Name, Address* and Age   Position(s) Held with     Term of Office** and                   Principal Occupation(s)
             of Director                the Fund           Length of Time Served                  During Past Five Years
------------------------------  -----------------------   ----------------------- ------------------------------------------------
Yasushi Suzuki (51)                  President and         President since 2003    President and Director of NAM-U.S.A. since
                                   Class II Director                               May 2003; Management Executive of NAM
                                                                                   from 1998 to April 2003.

Kiyoharu Ikeda (50)                  Vice President        Vice President since    Senior Vice President and Director of NAM-
                                                                   2004            U.S.A. since June 2004; Senior Manager of
                                                                                   Compliance & Inspection Department for NAM
                                                                                   from 2002 to 2004; Director of Compliance and
                                                                                   Client Services for AXA Rosenberg Investment
                                                                                   Management Ltd. from 1999 to 2002; General
                                                                                   Manager of Marketing for Rosenberg Nomura
                                                                                   Asset Management Ltd. from 1997 to 1999.

Kenneth L. Munt (58)                 Vice President        Vice President since    Senior Vice President and Secretary of NAM-
                                                                   2001            U.S.A. since 1999; Senior Vice President of
                                                                                   Human Resources for Middlesex Mutual Assur-
                                                                                   ance Company from 1996 to 1999.

Rita Chopra-Brathwaite                 Treasurer           Treasurer since 2002    Vice President of NAM-U.S.A. since 2001; As-
(36)                                                                               sistant Vice President of NAM-U.S.A. from 1999
                                                                                   to 2000; Senior Accounting Manager from 1997
                                                                                   to 1998.

Neil Daniele (44)                      Secretary           Secretary since 2002    Senior Vice President of NAM-U.S.A. since
                                                                                   2002; Vice President and Compliance Officer of
                                                                                   Munich Re Capital Management Corp. from
                                                                                   2001 to 2002; Vice President of AIG Global
                                                                                   Investment Group, Inc. from 2000 to 2001;
                                                                                   Compliance Officer of AIG Global Investment
                                                                                   Corp. from 1996 to 2000.


---------
 * The address of each officer listed above is Two World Financial Center, Building B, New York, New York 10281.
**    Elected by and serves at the pleasure of the Board of Directors.

                    JAPAN SMALLER CAPITALIZATION FUND, INC.

         REVIEW OF THE FUND'S MARKET PRICE COMPARED TO NET ASSET VALUE

      Shares of closed-end investment companies, including funds focusing on a single country, have at various times traded at both premiums and discounts to their net asset value ("NAV"). Although the shares of the Fund have traded at such a premium, they also have traded at a discount from NAV.

      Since the Fund was established, the Board of Directors on a quarterly basis has reviewed the trading price of the Fund's shares. The purpose of such review has been to determine whether a discount exists and, if so, whether it would be in shareholders' overall best interests for the Fund to conduct share repurchases, make an issuer tender offer for shares or consider another means of possibly reducing the discount. For example, the Board of Directors has also considered whether it would be in the best interests of the Fund to convert to an open-end fund or to an interval fund, which is a form of investment company that makes periodic share repurchases at prices based on NAV.

      To date, the Board of Directors has not authorized open-market share repurchases or a tender offer for shares of the Fund. The Board of Directors also has not felt that it would be in the best interests of the Fund or its shareholders to convert to an open-end fund or an interval fund. As a "country fund", emphasizing a smaller capitalization segment of the market, the Fund's NAV is more volatile than might be the case for a fund with a broader investment focus. The Board of Directors believe that converting the Fund to either an open-end or interval fund would subject the Fund to redemptions or repurchases at times when liquidation of portfolio securities could disadvantage remaining shareholders, and they believe that the recent volatility of the financial markets in Japan supports their view. Additionally, since an open-end fund has a limited ability to invest in illiquid securities, such a conversion could hinder the Fund's ability to pursue its investment objectives. The Board of Directors intend to continue to review, on a quarterly basis, the trading market for the Fund's shares.

                    JAPAN SMALLER CAPITALIZATION FUND, INC.

                          DIVIDEND REINVESTMENT PLAN

      The Dividend Reinvestment Plan (the "Plan") is available automatically for any holder of Common Stock with shares registered in his/her own name who wishes to purchase additional shares with income dividends or capital gains distributions received on shares owned, unless such shareholder elects to receive all dividends and capital gain distributions in cash, paid by check and mailed to the shareholder. If a shareholder holds shares in his/her own name, communications regarding the Plan should be addressed to the Plan Agent, Equiserve Trust Company, N.A., 150 Royall Street, Canton, Massachusetts 02021. Under the Plan, shareholders appoint the Plan Agent to reinvest dividends and distributions in shares of the Fund. Such shares will be acquired by the Plan Agent for shareholders either through open market purchases if the Fund is trading at a discount or through the issuance of authorized but unissued shares if the Fund is trading at net asset value or a premium. If the market price of a share on the payable date of a dividend or distribution is at or above the Fund's net asset value per share on such date, the number of shares to be issued by the Fund to each shareholder receiving shares in lieu of cash dividends or distributions will be determined by dividing the amount of the cash dividends or distributions to which such shareholder would be entitled by the greater of the net asset value per share on such date or 95% of the market price of a share on such date. If the market price of a share on such distribution date is below the net asset value per share, the number of shares to be issued to such shareholders will be determined by dividing such amount, less brokerage commission, by the per share market price.

      Purchases will be made by the Plan Agent from time to time on the New York Stock Exchange (the "Exchange") or elsewhere to satisfy dividend and distribution investment requirements under the Plan. Purchases will be suspended on any day when the closing price (or the mean between the closing bid and ask prices if there were no sales) of the shares on the Exchange on the preceding trading day was higher than the net asset value per share. If on the dividend payable date, purchases by the Fund are insufficient to satisfy dividend or distribution investments and on the last trading day immediately preceding the dividend payable date the closing price or the mean between the closing bid and ask prices of the shares is lower than or the same as the net asset value per share, the Plan Agent will continue to purchase shares until all investments by shareholders have been completed or the closing price or the mean between the bid and ask prices of the shares becomes higher than the net asset value, in which case the Fund will issue the necessary additional shares from authorized but unissued shares. If on the last trading day immediately preceding the dividend payable date, the closing price or the mean between the bid and ask prices of the shares is higher than the net asset value per share and if the number of shares previously purchased on the Exchange or elsewhere is insufficient to satisfy dividend investments, the Fund will issue the necessary additional shares from authorized but unissued shares. There will be no brokerage charges with respect to shares issued directly by the Fund to satisfy the dividend investment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Fund's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account will be the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund. For the fiscal year ended February 28, 2005, the Fund did not issue any new shares for dividend reinvestment purposes.

      Shareholders who elect to hold their shares in the name of a broker or other nominee should contact such broker or other nominee to determine whether they may participate in the Plan. To the extent such participation is permitted, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the broker as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in such Plan. Shareholders that participate in the Plan holding shares in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan. Shareholders who are participating in the Plan may withdraw from the Plan at any time. There will be no penalty for withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin it at any time. Changes in participation in the Plan should be made by contacting the Plan Agent if the shares are held in the shareholder's own name and must be in writing and should include the shareholder's name and address as they appear on the account registration. If the shares are held in the name of a broker or other nominee, such person should be contacted regarding changes in participation in the Plan. Upon withdrawal from the Plan, the Plan Agent will deliver to the shareholder a certificate or certificates for the appropriate number of full shares and a cash payment for any fractional shares. In lieu of receiving a certificate, the shareholder may request the Plan Agent to sell part or all of the shareholder's shares at the market price and remit the proceeds to the shareholder, net of any brokerage commissions. A $2.50 fee will be charged by the Plan Agent upon any cash withdrawal or termination. An election to withdraw from the Plan will, until such election is changed, be deemed to be an election by a shareholder to take all subsequent distributions in cash. An election will be effective only for a dividend or distribution if it is received by the Plan Agent not less than 10 days prior to such record date.

      The Plan Agent will maintain all shareholders' accounts in the Plan, and furnish written confirmation of all transactions in such account, including information needed by shareholders for tax records. Shares in the account of each Plan participant may be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan.

      The automatic reinvestment of dividends will not relieve participants of any income taxes that may be payable (or required to be withheld) on such dividends. Shareholders receiving dividends or distributions in the form of additional shares pursuant to the Plan should be treated for Federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive and should have a cost basis in the shares received equal to such amount.

      The Fund reserves the right to amend or terminate the Plan as applied to any dividend paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend. There is no service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. All correspondence concerning the Plan, including requests for additional information about the Plan, should be directed to the Plan Agent.

BOARD OF DIRECTORS

William G. Barker, Jr.

William K. Grollman

Yasushi Suzuki

Chor Weng Tan

Arthur R. Taylor

John F. Wallace


OFFICERS

Yasushi Suzuki, President

Kiyoharu Ikeda, Vice President

Kenneth L. Munt, Vice President

Rita Chopra-Brathwaite, Treasurer

Neil A. Daniele, Secretary


MANAGER

Nomura Asset Management U.S.A. Inc.

Two World Financial Center, Building B

New York, New York 10281

Internet Address

www.nomura.com


INVESTMENT ADVISER

Nomura Asset Management Co., Ltd.

1-12,1-Chome, Nihonbashi, Chuo-ku,

Tokyo 103-8260, Japan


DIVIDEND PAYING AGENT, TRANSFER AGENT AND REGISTRAR

Equiserve Trust Company, N.A.

P.O. Box 43011

Providence, RI 02940-3011


CUSTODIAN

Brown Brothers Harriman & Co.

40 Water Street

Boston, Massachusetts 02109


COUNSEL

Sidley Austin Brown & Wood LLP

787 Seventh Avenue

New York, New York 10019


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP

5 Times Square

New York, New York 10036


JAPAN SMALLER CAPITALIZATION FUND, INC.
TWO WORLD FINANCIAL CENTER, BUILDING B
NEW YORK, NEW YORK 10281


------------------------------------------------------------------------------
This Report, including the Financial Statements, is transmitted to the Shareholders of Japan Smaller Capitalization Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the Report.



------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------





                                     JAPAN

                            Smaller Capitalization

                                  Fund, Inc.







                                 ANNUAL REPORT


                              February 28, 2005






------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------


ITEM 2.  CODE OF ETHICS
------------------------------------------------------------------------------

(a) As of February 28, 2005, the Registrant had adopted a code of ethics that applies to the Registrant's Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b) There were no amendments during the fiscal year ended February 28, 2005 to a provision of the code of ethics that applies to the Registrant's Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer, or persons performing similar functions, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of Item 2 of Form N-CSR.

(c)   Not applicable.

(d)   Not applicable.

(e)   A copy of the Registrant's code of ethics is attached as an exhibit.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT
------------------------------------------------------------------------------

The Registrant's Board of Directors has determined that William K. Grollman, a member of the Registrant's Audit Committee, is an "audit committee financial expert" and "independent," as such terms are defined in this Item. This designation will not increase the designee's duties, obligations or liability as compared to his duties, obligations and liability as a member of the Audit Committee and of the Board; nor will it reduce the responsibility of the other Audit Committee members.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES
------------------------------------------------------------------------------

PricewaterhouseCoopers LLP ("PwC") resigned as the Accountant to the Registrant in November 2004 because PwC had been appointed to provide non-audit services to certain affiliates of Nomura Asset Management U.S.A. Inc. ("NAM-USA"), the Registrant's manager, that could be viewed as inconsistent with auditor independence with respect to the Registrant. The Registrant's Board of Directors appointed Ernst & Young LLP ("E&Y") as the Accountant to the Registrant for the Registrant's fiscal year ended 2/28/05.

(a) Audit Fees for the Registrant were $64,000* and $49,000** for the fiscal years ended 2/28/05 and 2/29/04, respectively.

(b) Audit-Related Fees for the Registrant were $9,000** and $9,000** for the fiscal years ended 2/28/05 and 2/29/04, respectively. These amounts represent procedures performed in connection with the review of the Registrant's semi-annual reports.

In addition, there were no Audit-Related Fees billed in the fiscal years ended 2/28/05 and 2/29/04 for assurance and related services by the Accountant to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("service affiliates"), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the fiscal years ended 2/29/04 and 2/28/03, respectively.

(c) Tax Fees for the Registrant were $7,500** and $7,500** for the fiscal years ended 2/28/05 and 2/29/04, respectively. These amounts represent aggregate fees paid for tax compliance, tax advice and tax planning services, which include (the filing and amendment of federal, state and local income tax returns, timely RIC qualification review and tax distribution and analysis planning) rendered by the Accountant to the Registrant.

There were no fees billed for tax services by the Accountant to service affiliates for the fiscal years ended 2/28/05 and 2/29/04, respectively, that required pre-approval by the Audit Committee.

*  Fees paid to E&Y
** Fees paid to PwC

(d) There were no All Other Fees for the Registrant for the fiscal years ended 2/28/05 and 2/29/04, respectively.

There were no fees billed for all other non-audit services rendered by the Accountant to service affiliates for the fiscal years ended 2/29/05 and 2/28/04, respectively, that required pre-approval by the Audit Committee.

(e) (1) The Charter for the Audit Committee of the Registrant requires the Audit Committee (a) to preapprove all auditing services to be provided to the Registrant by the Registrant's independent accountants; (b) to preapprove all non-audit services, including tax services, to be provided to the Registrant by the Registrant's independent accountants in accordance with the Securities Exchange Act of 1934, as amended (the "1934 Act"); provided, however, that the preapproval requirement with respect to the provision of non-audit services to the Registrant by the Registrant's independent accountants may be waived by the Audit Committee under the circumstances described in the 1934 Act; and (c) to preapprove non-audit services to be provided to the Registrant's investment adviser (and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant) if the engagement relates directly to the operations and financial reporting of the Registrant.

(f) N/A

(g) Non-audit fees billed by the Accountant for services rendered to the Registrant and NAM-USA and any entity controlling, controlled by, or under common control with NAM-USA that provides ongoing services to the Registrant were $259,700 and $363,375 for the fiscal years ended 3/31/04 and 3/31/03, respectively.*** These amounts represent aggregate fees paid for tax compliance, tax advice and tax planning services and non-audit related services rendered by the Accountant to service affiliates. Non-audit fees billed by E&Y for services rendered to the Registrant and NAM-USA and any entity controlling, controlled by, or under common control with NAM-USA that provides ongoing services to the Registrant were $1.4 million for the fiscal year ended 3/31/04.*** This amount represents aggregate fees paid for tax-related services and non-audit related services rendered by E&Y to service affiliates.

*** Amounts provided are the most recent available.

(h) Yes. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence. All services provided by the Accountant to the Registrant or to Service Affiliates which were required to be pre-approved were pre-approved as required.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS
------------------------------------------------------------------------------

(a) The Registrant's Board of Directors has a standing Audit Committee, which consists of the Directors who are not "interested persons" of the Registrant within the meaning of the Investment Company Act of 1940, as amended. Currently, Messrs. William G. Barker, William K. Grollman, Chor Weng Tan , Arthur R. Taylor and John F. Wallace are members of the Audit Committee.

(b)   Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS
------------------------------------------------------------------------------

The Registrant's investments in securities of unaffiliated issuers as of 2/28/05 are included in the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES
------------------------------------------------------------------------------

The Registrant has delegated proxy voting responsibilities to its investment adviser, subject to the Board of Directors' general oversight. The investment adviser has adopted its own Policy and Process on Corporate Governance and Proxy Voting for this purpose. The Policy and Process is set forth below.

          Policy and Process on Corporate Governance and Proxy Voting

                            NOMURA ASSET MANAGEMENT

                       NOMURA ASSET MANAGEMENT CO., LTD.
                      NOMURA ASSET MANAGEMENT U.S.A. INC.
                     NOMURA ASSET MANAGEMENT U.K. LIMITED
                   NOMURA ASSET MANAGEMENT SINGAPORE LIMITED
                   NOMURA ASSET MANAGEMENT HONG KONG LIMITED

                                  August 2004

I.  Basic Policy for Proxy Voting
---------------------------------

This Proxy Voting Policy has been adopted by Nomura Asset Management Co., Ltd. ("NAM") and its investment advisory subsidiaries (listed on Schedule 1). These companies are hereinafter collectively referred to as "Nomura Asset Management". The overall objective of Nomura Asset Management is to increase the value of its clients' investments. We recognize that the power to influence management through voting rights is an effective way to achieve such an objective. Nomura Asset Management believes the right to vote proxies is an important financial asset that must be managed with the same care and diligence as any other client asset. We exercise proxy voting decisions solely in the best interests of our clients and will acquire a company's equity securities only because we believe them to be good investment. We will not acquire equity securities simply to obtain control of an issuer.

II.  Organizational Structure for Proxy Voting Process
------------------------------------------------------

The Proxy Voting Committee is primarily responsible for making final determinations on proxy voting for Nomura Asset Management. The day-to-day operational activities relating to proxy voting are performed at each of the departments within Nomura Asset Management.

Notwithstanding the foregoing, proxy voting shall be instructed through NAM's overseas affiliates, which owe a primary responsibility for proxy voting under the investment advisory agreements entered into with their clients.

1.    Proxy Voting Committee

The Proxy Voting Committee develops the firm's positions on specific voting issues, creates proxy voting guidelines (the "Proxy Voting Guidelines"), and has oversight responsibility over the proxy voting process. From time to time, it shall have direct decision-making input on a company's specific proxy voting matters, as more fully described in Section V of this Policy. NAM's Board of Directors appoints the Chairman of the Proxy Voting Committee, who, in turn, appoints the other members of the Committee. The Proxy Voting Committee may be held whenever necessary.

2.    Fund Operation Department

Regarding accounts for which NAM serves as manager, its Fund Operation Department has the primary responsibility for handling proxy voting instructions. The Department also provides necessary support to NAM's overseas affiliates with respect to their accounts.

For a Japanese issuer, the Fund Operation Department classifies the proxy materials received from the custodian depending upon whether (i) it is a company on the Watch List (as defined in Section VIII below), (ii) its proxy agenda includes any extraordinary items (defined as an item not considered a "routine agenda" item. See Note 1, Section III) and (iii) its audit opinion attached to the company's financial statement is qualified. If a company meets one or more of the foregoing conditions, the company's proxy materials shall be forwarded to NAM's Corporate Research Department for its review. If none of these conditions apply to a company, the Fund Operation Department shall instruct the custodian to vote for the agenda. For agendas that have been forwarded to the Corporate Research Department, the Fund Operation Department shall instruct the custodian to vote in accordance with the determinations made by the Corporate Research Department, or when necessary, by the Proxy Voting Committee.

For a non-Japanese issuer, our Fund Operation Department, after receiving the proxy materials from the custodian, shall forward such materials to the Corporate Research Department. If proxy materials are available through other information sources, the Corporate Research Department may rely upon the information from such sources. The Fund Operation Department shall instruct the custodian to vote in accordance with the determinations made by the Corporate Research Department based on the recommendations made by overseas affiliates, or when necessary, determinations made by the Proxy Voting Committee.

Records of proxy voting instructions shall be maintained.

3.    Operations Departments at Overseas Affiliates

The operations department of each overseas affiliate ("Overseas Operations Department") generally handles proxy voting instructions in accordance with the investment advisory agreements entered into with its client. The Overseas Operations Department shall also provide necessary support to NAM or other overseas affiliates with respect to the accounts of NAM or other overseas affiliates.

The Overseas Operations Department, after receiving the proxy materials from the custodian, shall forward as necessary such materials to NAM or other relevant overseas affiliates. If proxy materials are available through other information sources, NAM or other relevant overseas affiliates may rely upon the information from such sources. After having the agenda reviewed by NAM or other relevant overseas affiliates, the Overseas Operations Department shall instruct the custodian to vote. Records of proxy voting instructions shall be maintained.

4.    Corporate Research Department

NAM's Corporate Research Department, through the support it provides to the Proxy Voting Committee, plays an important role in the review of proxy materials.

For Japanese issuers, the Corporate Research Department is responsible for preparing, reviewing and maintaining the Watch List. The Corporate Research Department reviews proxy materials received from the Fund Operation Department and informs of their determinations on proxy voting. When the Corporate Research Department believes further review is necessary, it requests the Proxy Voting Committee to deliberate on the specific agenda item in question. The Corporate Research Department shall keep the minutes of the Proxy Voting Committee meeting, and will inform the Fund Administration Department of the Proxy Voting Committee's determinations in a timely manner.

The Corporate Research Department also reviews the proxy materials received from NAM's overseas affiliates.

For non-Japanese issuers whose equity securities are held in Japanese investment trust portfolios and NAM's institutional accounts, the Corporate Research Department, after receiving the proxy materials from the Fund Operation Department, shall forward such materials to the relevant overseas affiliates. Recommendations of the overseas affiliates are then delivered to the Corporate Research Department. The General Manager of the Corporate Research Department is responsible for the final determinations on proxy voting, or when necessary, may refer specific agenda items to the Proxy Voting Committee.

The Corporate Research Department also provides its determinations on proxy voting to overseas affiliates that manage Japanese equity accounts.

5.    Investment Department at Overseas Affiliate

The investment department of each overseas affiliate ("Overseas Investment Department") handles proxy voting for non-Japanese issuers whose equity securities are held in NAM's Japanese investment trust portfolios and institutional accounts. The Overseas Investment Department is responsible for providing recommendations for proxy voting for the issuers in its region, i.e., Nomura Asset Management U.S.A. Inc. is responsible for North and South American equity proxy voting recommendations, Nomura Asset Management U.K. Limited is responsible for European equity proxy voting recommendations, and Nomura Asset Management Singapore Limited is responsible for Asian equity proxy voting recommendations. When necessary, other Overseas Investment Departments may provide to the relevant Overseas Investment Department their recommendations about a certain issuer even if the issuer is not in its region. In addition, the Overseas Investment Department may utilize third party proxy voting service providers (e.g., Institutional Shareholder Services
(ISS)) to formulate their recommendations. These recommendations are delivered to NAM's Corporate Research Department.

The Overseas Investment Departments also provide proxy voting recommendations to other overseas affiliates managing non-Japanese equity accounts. For such accounts, the Overseas Operations Department sends voting information to the relevant overseas affiliate and instructs the custodian as recommended. The relevant overseas affiliate shall determine the proxy voting through the process described above.

III.  Proxy Voting Process for Japanese Equities
------------------------------------------------

Nomura Asset Management carries out the following proxy voting process for Japanese equities:

1.    Corporate Research Department prepares, reviews and maintains the Watch
      List.

2. Fund Operation Department classifies the proxy materials received from the custodian into companies: 1) which are on the Watch List, 2) their proxy agenda includes any extraordinary items (defined as an item not considered to be a "routine agenda" item. See Note 1.), and 3) their audit opinion attached to their financial statement is qualified.

3. If none of the conditions stated above applies to a company, the Fund Operation Department then instructs the custodian to vote for the agenda.

4. When the Fund Operation Department finds that (i) the company is on the Watch List, (ii) the proxy agenda includes any extraordinary item, or
      (iii) its audit opinion attached to the company's financial statement is qualified, the proxy material is then forwarded to Corporate Research Department for its review.

5. The Corporate Research Department reviews the agenda and if it finds any problems within the agenda, details are sent to the Proxy Voting Committee for deliberation. When the Corporate Research Department determines that no problems exist, it informs the Fund Operation Department of its determinations on proxy voting.

6. The Proxy Voting Committee closely reviews the agenda in accordance with the Proxy Voting Guidelines. When the Proxy Voting Committee finds specific agenda items that would not be in the clients' best interests, the Proxy Voting Committee shall determine whether to vote against or to abstain from voting on the specific agenda items. The Proxy Voting Committee's determinations shall be notified to the Fund Operation Department .

7. Agendas reviewed by the Proxy Voting Committee shall be reported to NAM's Management Committee or Board of Directors.

8. For Japanese issuers whose equity securities are held in overseas affiliates' accounts, the Overseas Operations Department receives the proxy materials from the custodian, and instructs the custodian in accordance with the determinations on proxy voting made by NAM's Corporate Research Department.

Note 1. "Routine agenda" items are as follows:

      1.    Appropriation of profit

      2.    Election of directors (uncontested elections only)
      3.    Election of statutory auditors
      4.    Payment of lump sum bonus to retiring directors
      5.    Payment of lump sum bonus to retiring statutory auditors

Notwithstanding the foregoing, any shareholder proposal is not to be considered a routine proposal.

IV.  Proxy Voting Process for Non-Japanese Equities
---------------------------------------------------

Nomura Asset Management carries out the following proxy voting process for non-Japanese equities:

1. For institutional client accounts, for which cash flows are infrequent, Nomura Asset Management shall instruct, in principal, proxy voting with respect to each issuer of equity securities held in its institutional accounts; provided the Company is authorized to do so by the client.

2. For Japanese investment trusts or other open-ended investment vehicles, for which cash-flows are frequent, Nomura Asset Management shall instruct proxy voting on each proxy voting matter; provided, however, that a proxy vote shall not be instructed if the exercise of a proxy imposes any restriction on disposal of the securities. Nomura Asset Management, in instructing proxy voting, considers costs and benefits associated therewith.

3. NAM's Corporate Research Department, in accordance with the Proxy Voting Guidelines, prepares, reviews and maintains the Watch List or list of companies that potentially have problems in terms of the clients' best interests.

4. NAM's Fund Operation Department, after receiving proxy materials from the custodian, shall forward such materials to the Corporate Research Department. If proxy materials are available through other information sources, they may rely upon information from such sources.

5. If the custodian has not sent proxy materials, the Corporate Research Department may seek information through other informational sources such as third party information vendors.

6. The Corporate Research Department shall forward the proxy materials to the relevant overseas affiliates. The proxy materials that are available through other information sources may be used in lieu of their hardcopies.

7. Each overseas affiliate sends its proxy voting recommendations to the Corporate Research Department. The overseas affiliates may utilize third party proxy voting service providers to formulate their recommendations.

8. Corporate Research Department, after reviewing the proxy voting recommendations from the overseas affiliates, shall inform the Fund Operation Department of its determinations.

      The Fund Operation Department shall instruct the custodian to vote in accordance therewith. When necessary, the Corporate Research Department may refer specific agenda items to the Proxy Voting Committee for its review. The Proxy Voting Committee closely reviews the agenda in accordance with the Proxy Voting Guidelines. If the Proxy Voting Committee believes the agenda referred to is not in our clients' best interests, it shall determine either to vote against or to abstain from voting on such agenda items. The determinations of the Proxy Voting Committee shall be reported to Fund Operation Department. Agendas reviewed by the Proxy Voting Committee shall be reported to NAM's Management Committee or Board of Directors.

9. For non-Japanese issuers whose equity securities are held in overseas affiliate's accounts, the Overseas Operations Department receives the proxy materials from the custodian, and instructs the custodian in accordance with the proxy voting recommendations made by the Overseas Investment Department of other relevant overseas affiliates. The Overseas Investment Department shall provide its recommendations through the process described above.

V.  Proxy Voting Guidelines
---------------------------

Nomura Asset Management closely examines company voting agendas under the cases listed below. If it believes that specific agenda items are not in our clients' best interests, Nomura Asset Management shall decide either to vote against or to abstain from voting on such agenda items.

1. If it is publicly announced that the issuer violated the law or otherwise engaged in conduct that severely harmed social interests, then Nomura Asset Management would vote for shareholder social or political proposals; but only if they enhanced investment value.

2. If the issuer's audit opinion is qualified (for Japanese equity securities).

3. If the issuer's disclosure is inadequate and is deemed particularly harmful to investor interests.

4. If the issuer continuously reports poor business results and its management's efforts for improvement are found to be inadequate.

5. If the issuer plans a substantial change in its financial or business strategy and such plans might potentially cause harm to the interests of shareholders or the issuer's long-term business development. Notwithstanding the foregoing, Nomura Asset Management may vote for such a plan if justified based on considerations of reasonable business judgment.

6. If the issuer's board of directors or statutory auditors do not provide an adequate level of internal control and are likely to harm shareholder interest.

7. If extraordinary agenda items, such as amendments to articles of incorporation are proposed which are likely to harm shareholder value.

8. For a shareholder proposal, the Proxy Voting Committee makes the final determination based upon whether the proposal would contribute to higher shareholder value.

VI.  Conflicts of Interest
--------------------------

Due to the nature of Nomura Asset Management's business and its large size, it is possible that material conflicts of interest will arise in voting of proxies of public companies (for example, Nomura Asset Management may have a business relationship with an issuer whose securities are held in client portfolios).

When such a material conflict arises, Nomura Asset Management shall vote in accordance with recommendations made by a third party proxy voting service vendors (e.g., ISS). A material conflict of interest will occur if Nomura Asset Management is required to vote on behalf of its client for a certain issuer with a close business relationship generating revenue of more than 1 percent of the total revenue of Nomura Asset Management and such proxy voting is for the purpose of providing an unjust enrichment to the director, officer, or other affiliate of this issuer. If the revenue from a business relationship with this issuer is more than 0.5 percent of the total revenue of Nomura Asset Management, Nomura Asset Management shall closely examine the agenda to see whether there is any potential conflict of interest.

VII.  Positions on Special Matters
----------------------------------

Corporate Governance
--------------------

o     Election of Directors
      Nomura Asset Management votes for candidates that best serve our clients' best interests. Nomura Asset Management votes, in principal, for proposals calling for a board consisting of directors who are independent of the company, subject to the skills and experience of the candidates. We vote against proposals that stagger the board, if it does material harm to shareholder's interest.

o Mergers, Acquisitions and Other Corporate Restructurings Nomura Asset Management views all proposals on a case-by-case basis by examining the financial impact on our clients.

o     Anti-takeover Measures
      Nomura Asset Management will vote, in principal, against proposals that make it more difficult for a company to be acquired by another company. We believe that anti-takeover measures may depress the company's market value.

      Shareholder Rights Protection Plans (Poison Pills): Shareholder rights protection plans, commonly known as poison pills, often involve issuing stock purchase rights or warrants to shareholders. These rights or warrants are usually not exercisable unless a hostile takeover offer is tendered or a potential acquirer of the company purchases a specific percentage of the shares. Typically, the plan will allow the rights holders to purchase shares from, or sell shares to, the company at very favorable prices. This increases the costs to the potential acquirer, thus making the takeover less attractive.

      Nomura Asset Management recognizes that there are arguments in favor and against shareholder rights protection plans (i.e., "Poison Pills"). We vote, in principal, against proposals that ask shareholders to approve such plans. Nomura Asset Management will assess shareholder rights protection plans on a case-by-case basis, generally supporting plans designed to protect shareholder value rather than to insulating the board and management.

      Supermajority Provisions: Supermajority voting requires the vote of more than a simple majority (typically 66.7% to 80% of the vote) to approve a decision or transaction. Supermajority voting can limit the ability of shareholders to effect change by essentially giving veto power to a large minority shareholder or group of minority shareholders. As a result, Nomura Asset Management will vote against proposals to impose supermajority requirements, while voting in favor of proposals that remove supermajority voting requirements.

Capital Structure Changes
-------------------------

o     Increases in Authorized Common Stocks
      Companies may request increases in authorized stocks for a variety of legitimate business purposes. For example, the additional shares may be used to raise new investment capital for acquisitions, stock splits, recapitalization or debt restructurings. Nomura Asset Management votes for these proposals in the absence of unusual circumstances. Otherwise, proposals will be voted on a case-by-case basis.

o     "Blank Check" Preferred Stocks
      Nomura Asset Management will carefully scrutinize proposals to authorize preferred stocks whose voting, conversion, dividend and distribution, and other rights are determined by the company's board of directors when the stocks are issued ("Blank Check Preferred Stock). We recognize that Blank Check Preferred Stocks can be used for legitimate financing purposes, but also could be used to thwart hostile but desirable takeovers without shareholder approval. To protect our clients, but still give financial flexibility to management, Nomura Asset Management will vote for the authorization of, or an increase in, Blank Check Preferred Stock in cases where the company expressly states that the stock will not be used as an anti-takeover defense or carry superior voting rights. All other Blank Check Preferred Stock proposals will be handled on a case-by-case basis.

Management Compensation
-----------------------

Nomura Asset Management votes for reasonable compensation of executives, particularly equity-based compensation plans that are linked to the interests of the company's long-term shareholders. We vote against plans that are inconsistent or inequitable with the company's overall financial condition or that would substantially dilute the interests of our clients.

Corporate and Social Responsibility
-----------------------------------

Nomura Asset Management believes it is management's responsibility to handle ordinary business matters. Rather than arbitrarily impose a judgment on such matters, we will typically abstain from voting on proposals concerning corporate and social policy issues. However, Nomura Asset Management may decide to vote on such issues on a case-by-case basis recognizing that corporate and social responsibility issues sometimes do impact the risk-adjusted financial return of our investments.

VIII.  The Watch List
---------------------

Instructing the exercise of proxy voting appropriately and effectively is often made difficult by the large number of proxies and information to be processed. In order to facilitate the proxy voting process, Nomura Asset Management shall screen its investments based on certain predetermined criteria to create a list of companies that requires increased review (the "Watch List"). Separate Watch Lists are created for Japanese and non-Japanese issuers.

1.    Watch List Criteria for Japanese Companies

      A Japanese company shall be placed on the Watch List if:

      a. it is publicly announced that the company violated the law and/or if it was determined that the company's conduct severely harms social interests;

      b. the company's disclosure is determined to be inadequate, or its financial strategy and/or business operations are deemed to pose a severe threat to shareholders' interests and to the company's future business developments, or it is deemed that its internal control program is inadequate and is likely to harm shareholder interests;

      c.    it meets one or more of the following conditions:

                  i. the company has an accumulated deficit in the most recent accounting period;
                  ii. the company has reported losses or has paid no dividend for the past three accounting periods;
                  iii. the company has reported losses or has paid no dividend for the past five accounting periods;

      d.    it meets all of the following conditions:

                  i.    the company's PBR(Price/Book Value Ratio) is below 1.0;
                  ii.   the company's ROE is below 5 percent;
                  iii. the company's shareholder's equity exceed 50 percent of its total assets;
                  iv. the company' s net financial assets exceed 30 percent of its total sales;
                  v. the company's net financial assets exceed 30 percent of its total assets;
                  vi. (The term "net financial asset" shall equal cash and investment securities less bonds and bank loans)

                        Companies shall be excluded if they have been listed in the last three years, or if they can demonstrate reasonable investment plans for their surplus financial assets.

      e.    it meets one of the following conditions:

                  i. For a company listed on the First Section of either of Tokyo, Osaka, or Nagoya Stock Exchanges, its annual investment return has belonged to the worst quartile of its TSE 33 industry sector during the past three years.
                  ii. For a company listed on the Second Section of either of Tokyo, Osaka, or Nagoya Stock Exchanges, its annual investment return has belonged to the worst quartile of its TSE 33 industry sector during the past three years.
                  iii. For a company traded on an OTC market, its annual investment return has belonged to the worst quartile of the entire OTC stocks during the past three years.

      f. when Nomura Asset Management holds more than five percent of all the outstanding shares of a certain issuer.

2.    Watch List Criteria for non-Japanese Issuers

      A non-Japanese company shall be placed on the Watch List if:

      a.    it meets one or more of the following conditions:

                  i. investment return has been below the sector index return (i.e., an index based upon the MSCI's 10 sectors) by 40 percent for the past three years, and if the company has reported losses (computed on earnings per share basis) for the past three accounting periods. If sector classification information is not available for a certain company, the company is compared with the MSCI country index to which the issuer belongs;
                  ii. investment return has been below the sector return index (i.e., an index based upon the MSCI's 10 sectors) by 70 percent for the past three years. If sector classification information is not available for a certain company, the company is compared with the
                        MSCI country index to which the issuer belongs;
                  iii.  Nomura Asset Management holds more than one percent of all the outstanding shares of a certain issuer.

      b. The Corporate Research Department shall produce and send the Watch List to the overseas affiliates and other relevant departments. Each overseas affiliate reviews the company on the Watch List, in accordance with the Proxy Voting Guidelines, and may remove a company from the Watch List if it reasonably believes that its inclusion on the list is not warranted. The overseas affiliate, when necessary, may add a company to the Watch List.

      c. General Managers of the Corporate Research Department are responsible for making the final determinations regarding the deletion or addition of certain companies to and from the Watch List. The Corporate Research Department shall maintain records of their determinations.

      d. The Watch List generally shall be up-dated on a semi-annual basis. Screening criteria shall be reviewed when necessary, and any changes to the criteria must be approved by the Proxy Voting Committee.

Nomura Asset Management
Policy and Process on Corporate Governance and Proxy Voting

Schedule 1

Nomura Asset Management Co., Ltd.
Nomura Asset Management Hong Kong Limited
Nomura Asset Management Singapore Limited
Nomura Asset Management U.K. Limited
Nomura Asset Management U.S.A. Inc.

ITEM 8.  PORTFILIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES
------------------------------------------------------------------------------

(a)   Not applicable

(b)   Not applicable

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS
------------------------------------------------------------------------------

(a)   Not applicable

(b)   Not applicable

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
------------------------------------------------------------------------------

The principal purpose of the Registrant's Nominating Committee is to select and nominate the Directors of the Registrant. It evaluates candidates' qualifications for Board membership and, with respect to nominees for positions as independent directors, their independence from the Registrant's manager and its affiliates and other principal service providers.

The Nominating Committee will consider potential director candidates recommended by Registrant shareholders provided that the proposed candidates satisfy the director qualification requirements provided in the Nominating Committee's Charter; are not "interested persons" of the Registrant or the Registrant's investment adviser within the meaning of the Investment Company Act; and are "independent" as defined in the New York Stock Exchange listing standards. The Committee has determined that potential director candidates recommended by Registrant shareholders must satisfy the Securities and Exchange Commission's ("SEC") nominee requirements found in Regulation 14A of the Securities and Exchange Act of 1934, as amended ("1934 Act"). Shareholders recommending potential director candidates must substantiate compliance with certain requirements at the time of submitting their proposed director candidate to the attention of the Registrant's Secretary.

The Nominating Committee identifies prospective candidates from any reasonable source and has the ability to engage third-party services for the identification and evaluation of potential nominees. The Committee meets annually to identify and evaluate nominees for Director and makes its recommendations to the Board. In identifying and evaluating a potential nominee to serve as an independent Director of the Registrant, the Nominating Committee will consider, among other factors: (i) whether the individual has any material relationships that could create any appearance of impropriety with respect to or a lack of independence from NAM-U.S.A. or any of its affiliates; (ii) whether the individual has the integrity, independence of mind and personal qualities to fulfill the fiduciary duties of an independent Director of the Registrant and to protect the interests of Registrant shareholders; (iii) the individual's corporate or other business experience in significant positions which demonstrate sound business judgment; (iv) whether the individual has financial and accounting experience; (v) the individual's ability to and attend at least four regular meetings a year and (vi) whether the individual can add to the balance of experience of the present independent Directors. The standard of the Nominating Committee is to treat all equally qualified nominees in the same manner.

ITEM 11.  CONTROLS AND PROCEDURES
------------------------------------------------------------------------------

The Registrant's Principal Executive Officer and Principal Financial Officer have evaluated the Registrant's disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the Registrant in its reports or statements filed under the 1934 Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no changes in the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS
------------------------------------------------------------------------------

(a) (1) Code of Ethics for Principal Executive and Senior Financial Officers.
(a) (2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as an exhibit.
(a) (3) Not applicable.
(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as an exhibit.

                                  SIGNATURES
                                  ----------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Japan Smaller Capitalization Fund, Inc.

By: /s/ Yasushi Suzuki
------------------------------
Yasushi Suzuki, President
(Principal Executive Officer)

Date:  May 9, 2005
-------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Rita Chopra-Brathwaite
-------------------------------
Rita Chopra-Brathwaite, Treasurer
(Principal Financial Officer)

Date:  May 9, 2005
-------------------------------







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